UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to Sec. 240.14a-12

Sentinel Variable Products Trust
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SENTINEL VARIABLE PRODUCTS TRUST
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund
Sentinel Variable Products Small Company Fund

One National Life Drive
Montpelier, Vermont 05604

April 12, 2016

Dear Shareholder:

You are cordially invited to attend a Special Meeting (“Meeting”) of Shareholders of the above-listed funds (“Funds”), each a series of Sentinel Variable Products Trust (“Trust”), through ownership of a variable life insurance or annuity policy to be held on May 23, 2016, at 10:00 a.m. (Eastern time), at the offices of Sentinel Asset Management, Inc., One National Life Drive, Montpelier, Vermont 05604. As an owner of record of a variable life insurance or annuity policy with amounts allocated to one or more of the Funds, you have the right to instruct the insurance company that issued your Variable Product as to the manner in which shares of the Fund(s) attributable to your Variable Product should be voted. The Meeting is being held for the following purpose:

PROPOSAL: To elect eight individuals to the Board of Trustees of the Trust to serve until their successors have been duly elected and qualified or until their retirement, resignation, death or removal.

You are being asked to vote on the election of eight nominees, including myself, to serve on the Trust’s Board of Trustees. I currently serve as a Trustee, and am the Chairman of the Board of Trustees, and the Board of Trustees is recommending seven additional nominees to the Board. Upon the election of the nominees to the Board of Trustees, it is anticipated that the three current independent board members will resign from the Board of Trustees. The Board of Trustees recommends that you vote FOR the election of each of the nominees as Trustee of the Trust. The Board of Trustees has reviewed and approved this proposal and believes it to be in the best interests of the Trust, the Funds and their shareholders. Accordingly, the Board recommends that you vote in favor of the proposal.

Your vote is important. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed voting instruction form and return it promptly in the envelope provided for this purpose so that your vote, based on the shares you own through your interest in a life insurance or annuity policy, will be represented. In the event you later decide to attend the Meeting, you may revoke your voting instructions at that time and vote your shares in person. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the voting instruction form. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

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Please read this information carefully and call us at 1-800-732-8939 if you have any questions. Your vote is important to us, no matter how many shares you own.

Sincerely,

Mehran Assadi

Chairman of the Board of Trustees

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SENTINEL VARIABLE PRODUCTS TRUST
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund
Sentinel Variable Products Small Company Fund

One National Life Drive
Montpelier, Vermont 05604

Notice of special meeting to be held on MAY 23, 2016

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of Shareholders of Sentinel Variable Products Trust (the “Trust”), will be held on May 23, 2016, at 10:00 a.m. (Eastern time), at One National Life Drive, Montpelier, Vermont 05604. At the Meeting, shareholders of each series of the Trust, which are listed above, will be asked to consider and vote on the Proposal set forth below, as more fully described in the attached proxy statement.

Proposal: To elect eight individuals to the Board of Trustees of the Trust to serve until their successors have been duly elected and qualified or until their retirement, resignation, death or removal.

The Trust consists of five series: Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund. Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund (each a “Fund”, and collectively, the “Funds”). Shares of the Funds are held by variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. The participating life insurance companies with respect to the Funds are: National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, Phoenix Life Insurance Company, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company and Symetra Life Insurance Company (each, an “Insurance Company Entity”, and collectively, the “Insurance Company Entities”). As an owner of a variable life insurance policy or variable annuity contract issued by one of the Insurance Company Entities and invested in one or more Funds as of April 1, 2016, you are entitled to instruct the applicable Insurance Company Entity how to vote Fund shares related to your investment at the Meeting and at any adjournments or postponements thereof. Owners of these variable life insurance policies or variable annuity contracts should consider themselves shareholders of the applicable Fund(s), and therefore, shareholders of the Trust, for purposes of these proxy materials.

It is important that your shares be represented at the meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting in person, please follow the instructions on the enclosed proxy ballot for voting by internet or by telephone; or, if you prefer, please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope (which is postage prepaid, if mailed in the United States), so that your vote, based on the shares you are entitled to vote through your ownership of an Insurance Company Entity variable life insurance policy or annuity contract, will be represented. In the event you later decide to attend the Meeting, you may

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revoke your proxy at that time and vote your shares in person. Please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

If by reason of having more than one policy or contract you receive more than one proxy card, please sign and return each card.

Please read this information carefully and call us at 1-800-732-8939 if you have any questions. Your vote is important to us, no matter how many shares you own.

By order of the Board of Trustees,

lisa muller

Secretary

April 12, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 23, 2016: This Notice, Proxy Statement and the Funds’ most recent Annual Report to shareholders are available on the internet at www.sentinelinvestments.com/SVPT-Proxy.

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SENTINEL VARIABLE PRODUCTS TRUST
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund
Sentinel Variable Products Small Company Fund

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the Proposal to be voted on by shareholders below.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

Q.	Why did I receive this package of materials?

A.	As the owner of a variable life insurance policy or variable annuity contract, you instruct your insurance company to allocate your account value into one or more separate accounts, each of which is divided into sub-accounts. Each sub-account, in turn, invests your specified account value in shares of a corresponding mutual fund. Therefore, you are indirectly investing in the underlying mutual fund. Under the federal securities laws, you have the right to instruct your insurance company how to vote the shares related to your investment on any shareholder proposal.

A special meeting (the “Meeting”) of shareholders of the Sentinel Variable Products Trust (the “Trust”), including shareholders in each series of the Trust: Sentinel Variable Products Balanced Fund, the Sentinel Variable Products Bond Fund, the Sentinel Variable Products Common Stock Fund, the Sentinel Variable Products Mid Cap Fund and the Sentinel Variable Products Small Company Fund (each a “Fund”, and collectively the “Funds”), is scheduled to be held at 10:00 a.m., Eastern Time, on May 23, 2016. As further explained in these materials, at the Meeting, shareholders of the Trust will be asked to elect eight Trustees to the Board of Trustees (the “Board”) of the Trust (the “Proposal”).

If you have received these proxy materials, you have allocated some or all of your account value to one or more of the Funds as of April 1, 2016 (the “Record Date”). You are being asked to provide voting instructions to your insurance company on the Proposal. You should consider yourself a shareholder of the applicable Fund(s), and, therefore, a shareholder of the Trust, for purposes of these proxy materials.

Q.	Why are shareholders of the Trust being asked to elect Trustees?

A.	The current Trustees have determined that it would be in the best interests of the Trust and its shareholders for the individuals who currently serve as directors of a larger mutual fund complex also advised by Sentinel Asset Management, Inc., the investment adviser to the Funds, to assume board responsibility for and oversight of the Trust. As a result, the current Trustees have nominated these eight individuals to serve as Trustees of the Trust.

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One of these individuals, Mehran Assadi, also serves as a current Trustee of the Trust. It is expected that if these eight individuals, including Mr. Assadi, are elected by shareholders of the Trust, the current Trustees, other than Mr. Assadi, will resign. Information about the qualifications of each nominee is set forth below under “Proposal: To Elect Eight Individuals to the Board of Trustees”.

Q.	Who will pay for the Proxy?

A.	The costs of the Proxy and the costs related to the printing and mailing of this Proxy Statement and accompanying information and the operational and system programming costs relating to the Reorganization, will be paid by Sentinel Asset Management, Inc. (the “Adviser”), investment adviser to the Funds whether or not the Proposal is successful. The total costs are currently estimated to be approximately $50,000.

Q.	How does the Board of Trustees recommend that I vote?

A.	After careful consideration of the Proposal, the Board of Trustees unanimously recommends that you vote FOR the election of each of the nominees as Trustee of the Trust.

Q.	How will the votes be counted for the election of the Trustees?

A.	The eight nominees with the most votes will be elected. Therefore, we anticipate that all nominees will be elected.

Q.	I don’t own very many shares. Why should I bother to vote?

A.	Your vote makes a difference. If numerous shareholders just like you fail to vote, we may not receive sufficient votes to hold the Meeting or approve the Proposal.

Q.	Who is entitled to vote?

A.	Any person who owned a variable life insurance policy or variable annuity contract issued by National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, Phoenix Life Insurance Company, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company or and Symetra Life Insurance Company, and who allocated his account value to an investment in one of the Funds as of the record date, which was the close of business on the New York Stock Exchange on April 1, 2016, is entitled to vote on the Proposal — even if that person later sells his interest in the Funds. You may cast one vote for each dollar of net asset value per share you owned on the record date.

Q.	How can I vote?

A.	Please refer to the enclosed proxy card for information on authorizing a proxy and submitting voting instructions by mail, phone or internet. You may also vote by attending and submitting a ballot at the Meeting.

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TABLE OF CONTENTS

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SENTINEL VARIABLE PRODUCTS TRUST (the “Trust”)

A Delaware Trust

Sentinel Variable Products Balanced Fund

Sentinel Variable Products Bond Fund

Sentinel Variable Products Common Stock Fund

Sentinel Variable Products Mid Cap Fund

Sentinel Variable Products Small Company Fund

(each a “Fund”, and collectively the “Funds”)

One National Life Drive

__________________________

PROXY STATEMENT

Dated April 12, 2016

_________________________

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2016

This document is a proxy statement (the “Proxy Statement”) and is being furnished to owners of variable life insurance policies and variable annuity contracts issued by one of the insurance companies listed below (each, an “Insurance Company Entity”, and collectively, the “Insurance Company Entities”), who, as of April 1, 2016 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company Entity’s separate account (a “Variable Account”) that invests in shares of one or more of the Funds listed above. Each Fund is a series of the Trust. As an owner of such variable life insurance policies and variable annuity contracts, you should consider yourself a shareholder of the applicable Fund(s) and the Trust for purposes of this Proxy Statement.

This Proxy Statement relates to the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Sentinel Variable Products Trust (the “Trust”), to be voted at the Special Meeting of shareholders to be held at 10:00 a.m. (Eastern time) on May 23, 2016, at One National Life Drive, Montpelier, Vermont 05604 (the “Meeting”), and at any and all adjournments or postponements thereof. This Proxy Statement contains information that shareholders of the Trust should know before voting on the proposal before them, and should be reviewed and retained for future reference.

The Insurance Company Entities referred to above are: National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, Phoenix Life Insurance Company, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company and Symetra Life Insurance Company.

The proposal described in this Proxy Statement (the “Proposal”) is the election of eight Trustees to the Board of the Trust.

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This Proxy Statement and the accompanying materials are being mailed on or about April 15, 2016.

The Trust is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s shares are registered under the Securities Act of 1933, as amended.

All shareholders of the Funds as of the close of business on April 1, 2016 (the “Record Date”), are entitled to be present and to vote in person or by proxy at the Meeting. Holders of whole shares of the Funds are entitled to one vote per dollar of net asset value held as of the close of business on the Record Date and are entitled to a proportionate fractional vote for each fractional share held as of the close of business on the Record Date.

As of the Record Date, the Funds had shares outstanding and number of votes attributable to the Fund/ total net asset value of the Fund as set forth below:

Name of Fund	Shares Outstanding	Number of Votes attributable to the Fund/ Total Net Asset Value of the Fund ($)

SVP Balanced Fund	1,235,922.445	15,745,651.95

SVP Bond Fund	5,786,274.280	55,085,331.15

SVP Common Stock Fund	9,914,304.490	156,348,581.81

SVP Mid Cap Fund	1,333,845.949	15,539,305.31

SVP Small Company Fund	3,903,421.662	48,402,428.61

Except as set forth below under the caption “Security Ownership of Certain Beneficial Owners,” to the knowledge of the Trust, as of the Record Date, no person is the beneficial owner of 5% or more of the outstanding shares of the Trust or any Fund.

Whether or not you are able to attend the Meeting, your vote is important. Because it is anticipated that most shareholders will be unable to be present at the Meeting, it is necessary that enough shares be represented by proxy to constitute, along with the shares present in person, a legal quorum of shareholders of the Trust, so that the Meeting can be held and the proposed actions taken. A quorum is present as to a particular matter if thirty percent (30%) of the votes entitled to be cast on such matter are present, either in person or by proxy. If a quorum is not present, no actions will be taken and the Meeting will be adjourned until such time as a quorum is present. We therefore urge you to mark, date, sign and mail your proxy promptly, or to provide voting instructions via telephone or the internet, following the instructions on the proxy ballot, to make certain that your shares are represented and will be voted at the Meeting.

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Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

As the legal owner of the shares of the Funds, each Insurance Company Entity has the right to vote upon any matter that may be voted upon at the Meeting. Each Insurance Company Entity will vote Fund shares in accordance with the instructions of policy- and contract-owners and will vote Fund shares held in each account for which policy- and contract-owners do not send timely instructions in the same proportion as shares of the Funds that comprise the Trust in that account for which instructions are received.

For each share of a Fund in which policy- and contract-owners have no interest, including any shares held in an Insurance Company Entity’s general account, the Insurance Company Entity will cast votes, for or against any matter, in the same proportion as votes cast by policy- and contract-owners providing voting instructions.

Any authorized voting instructions will also be valid for any adjournment of the Meeting and will be revocable only at the direction of the owner who has given such authorization. If an insufficient number of votes are obtained to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.

Shares will be voted for any such adjournment at the discretion of the Insurance Company Entity in whose account the shares are held. Whether the Proposal is approved depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against that Proposal.

Any shareholder giving a proxy may revoke it at any time before it is voted (unless the proxy states that it is irrevocable and it is coupled with an interest) by duly executing a superseding proxy bearing a later date and delivering it to the Secretary at the address listed below, by giving written notice of the revocation of such proxy to the Secretary at the address listed below, or by attending the Meeting and voting in person. Each Insurance Company Entity will vote Fund shares in accordance with all properly executed and unrevoked voting instructions received in time for the Meeting or properly given at the Meeting.

The accompanying proxy is solicited by mail by and on behalf of the Board of Trustees of the Trust. The Trust has retained Boston Financial Data Services to solicit proxies for the Meeting. Boston Financial Data Services is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting banks, brokers and others, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $50,000.00 and will be paid by Sentinel Asset Management, Inc., investment adviser to the Funds, whether or not the Proposal is successful. Upon request, Sentinel Asset Management, Inc. will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Funds’ shares.

Sentinel Asset Management, Inc. or its predecessor (the “Adviser”), has provided investment advisory services to the Funds since their inception. The principal underwriter of the Funds in Sentinel Financial Services Company, and the Funds’ administrator is Sentinel

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Administrative Services, Inc. Each of these entities is located at One National Life Drive, Montpelier, Vermont 05604.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Trust.

Annual reports are sent to shareholders of record following the Trust’s fiscal year end. The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to Secretary, Sentinel Variable Products Trust, One National Life Drive, Montpelier, Vermont 05604, or by calling the Trust toll free at 1-800-732-8939.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Trust at the address and phone number set forth above.

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PROPOSAL: TO ELECT EIGHT INDIVIDUALS TO THE BOARD OF TRUSTEES

Shareholders of the Trust are being asked to elect eight nominees, Mehran Assadi, Thomas H. Brownell, Gary Dunton, Deborah Miller, John Pelletier, John Raisian, Richard H. Showalter, Jr. and Angela E. Vallot (the “Trustee nominees”), to the Board of Trustees (the “Board”) of the Trust. Mr. Assadi currently serves as Trustee of the Trust (the “Current Trustee”). It is anticipated that the current independent Trustees of the Trust will resign effective upon the election of the Trustee nominees, and, if elected, the eight Trustee nominees will constitute the entire Board.

Mr. Assadi, Chairman of the Board, is an “interested person” of the Trust under the 1940 Act (an “Interested Person”) because he is the chief executive officer of the parent company of Sentinel Asset Management, Inc., the investment adviser to the Funds (the “Adviser”), and is deemed to have a financial interest in the Trust. Mr. Assadi is a Current Trustee, having been appointed to that position by the Board effective since 2009. Mr. Brownell is also an Interested Person because he is the chief executive officer of Sentinel Asset Management, Inc. The remaining Trustee nominees are not “interested persons”, as defined in the 1940 Act, of the Trust (the “Independent Trustees”). Descriptions of the backgrounds of each of the Trustee nominees are found below. Each of the Trustee nominees currently serves on the board of directors of Sentinel Group Funds, Inc., an open-end registered investment company advised by the Adviser.

None of the Trustee nominees is related to any other Trustee nominee. Each Trustee nominee will be elected to serve until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

The Board knows of no reason why any of the Trustee nominees will be unable to serve and each of the nominees has indicated a willingness to serve or to continue to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. However, management has no reason to believe that any nominee will be unavailable for election. The Board recommends that you vote in favor of the election of each Trustee nominee.

It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) FOR the election of each of the eight Trustee nominees: Mehran Assadi, Thomas H. Brownell, Gary Dunton, Deborah Miller, John Pelletier, John Raisian, Richard H. Showalter, Jr. and Angela E. Vallot.

The Board of Trustees Generally

The Board is responsible for the management of the business and affairs of the Funds in accordance with the laws of the state of Delaware and the 1940 Act. The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year to review reports about the Trust’s operations. In addition, the Trustees may meet in person or by telephone at special meetings. The Independent Trustees also meet at least quarterly in executive session without the presence of any representatives of the Adviser. During the fiscal year ended December 31, 2015, the Board held four quarterly meetings and one special telephonic meeting.

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The Board provides broad supervision over the affairs of the Trust and elects the officers of the Trust to actively supervise the Funds’ day-to-day operations. Subject to the 1940 Act, applicable Delaware law and the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), the Trustees may fill vacancies in or increase or decrease the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. The Trustees may appoint from their own number and establish and terminate one or more committees who may exercise the powers and authority of the Board to the extent that the Trustees determine, and in accordance with the 1940 Act and state law. Subject to the 1940 Act, applicable Delaware law and the Declaration of Trust, the Trustees may delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Board and to any agent.

The Declaration of Trust protects the Trustees and officers of the Trust against personal liability for any act, omission or obligation in their capacity as Trustee or officer of the Trust, except that no Trustee or officer shall be indemnified against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith or reckless disregard of the duties involved in the conduct of his or her office.

Information Regarding the Trustee Nominees, Officers of the Trust and Current Trustees

The Board believes that the role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze his or her duties and fiduciary obligations. The Board has concluded, based on each Trustee nominee’s experience, qualifications, attributes and skills on an individual basis that each Trustee nominee is qualified to serve on the Board in light of the Trust’s business and structure, and that collectively, the Trustee nominees have diverse and balanced experience, qualifications, attributes and skills that will enhance the ability of the Board to operate effectively and to interact effectively with the Adviser, the Trust’s other service providers, the Trust’s legal counsel and the Trust’s independent registered public accounting firm.

In selecting the nominees for election to the Board of Trustees, the Independent Trustees considered the recommendation of the Funds’ management, and considered the opinion of the Trust’s legal counsel. They reviewed information provided about each of the nominees from the Funds’ management. The Independent Trustees considered the fact that the nominees currently serve as directors to Sentinel Group Funds, Inc. (the “Sentinel retail funds”), a registered investment company under the Investment Company Act of 1940 (the “ ’40 Act”) like the Trust. Like the Funds, the Adviser serves as investment adviser to the Sentinel retail funds, and most of the strategies offered through the Funds are also offered in the Sentinel retail funds. In addition to considering the individual qualifications of each of the nominees, the Independent Trustees also considered the governance structure of the Sentinel retail funds, the type and breadth of investments that the nominees deal with as directors of the Sentinel retail funds, projected expense savings to the Trust of having the nominees serve as trustees of the Trust, and efficiencies created at the Adviser level by having the nominees serve as trustees of the Trust.

A summary of the specific experience, qualifications, attributes and/or skills for each Trustee nominee and current Trustee follows:

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Interested Trustee Nominee and Current Trustee: Mehran Assadi has been the Chair of the Board and a Trustee of the Trust since 2009. Mr. Assadi has been President and Chief Executive Officer of National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) since 2009. Mr. Assadi has held other leadership positions at National Life Holding Company and National Life since 2003, and, prior to 2003, held various senior positions at other insurance companies. Mr. Assadi received a B.S. in Business from Towson University, and has a Masters degree in Management Information Systems from the University of Baltimore. The Trustees believe Mr. Assadi is suitable to serve as Trustee because of his past service, his experience in the insurance industry, and his participation in management. Mr. Assadi has been the Chair and Director of the Sentinel retail funds since March 2015.

Interested Trustee Nominee: Thomas Hyde Brownell has been president and chief executive officer of the Adviser since 2013, and chief investment officer (“CIO”) of National Life since 2005. Since joining National Life in 1992, Mr. Brownell has held a number of positions within what was formerly National Life Investment Management Company and later became the Adviser. Mr. Brownell held a number of positions within National Life prior to being named CIO, including corporate bond portfolio manager and head of the fixed income group. As CIO, Brownell is responsible for setting the investment strategy and asset allocations for National Life Group’s investment portfolios. Before joining National Life, Mr. Brownell was an associate in GE Capital’s Corporate Finance Group in Stamford, Connecticut. He earned his CFA designation in 1994, his undergraduate degree at Bowdoin College, and an MBA from Babson Graduate School of Management. The Trustees believe Mr. Brownell is suitable to serve as Trustee because of his significant experience in the asset management business, and his day-to-day working knowledge of the Trust, the Adviser and the performance of the Funds. He has been a director of the Sentinel retail funds since March 2015. He currently serves as President of the Trust.

Independent Trustee Nominees: Gary Dunton has served as an independent director of the Sentinel retail funds since January 1, 2013. He is self-employed as a consultant in the insurance industry. Prior to 2008, Mr. Dunton held various leadership positions with MBIA, Inc., a specialized financial services company, including chief operating officer, and most recently, chairman, president and CEO. Mr. Dunton has also held leadership positions with USF&G Insurance Company and AETNA Life & Casualty Company. Mr. Dunton has a B.S. degree in business administration from Northeastern University, and an MBA from the Harvard Graduate School of Business. Through his significant experience in the financial services industry, Mr. Dunton offers the Board his leadership and analytical skills, and experience in asset management. He holds the Chartered Financial Analyst designation. Mr. Dunton is a designated "audit committee financial expert" of the Sentinel retail funds.

Deborah G. Miller has served as an independent director of the Sentinel retail funds since 1995, and served as chair of the Sentinel retail funds’ governance committee from 2009 to 2011. Those positions have provided her with extensive knowledge of the operations and business of a mutual fund company. As an executive officer of her own management consulting firm, Ms. Miller has considerable experience in the management of operating companies. She also has experience as a board member of other entities. She received a B.A. degree from Wittenberg University.

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John Pelletier has served as an independent director of the Sentinel retail funds since January 1, 2013. Since 2010, Mr. Pelletier has been the Director of the Center for Financial Literacy at Champlain College in Burlington, Vermont, and is the principal of Sterling Valley Consulting LLC, a consulting firm he founded in 2009. Mr. Pelletier received a B.A. degree from Assumption College, and is an attorney by training, having received his J.D. from Duke University. Prior to 2009, Mr. Pelletier held leadership positions in the asset management firms Natixis Global Associates (chief operating officer, and prior to that, chief legal officer) and Eaton Vance Corporation (chief legal officer). Mr. Pelletier brings to the Board his considerable knowledge of the mutual fund industry and knowledge of board governance matters. Mr. Pelletier is a designated "audit committee financial expert" of the Sentinel retail funds.

John Raisian has served as an independent director of the Sentinel retail funds since 1996, and as the Sentinel retail funds’ lead independent director since January 1, 2013. He received his B.A. in economics and mathematics from Ohio University in 1971 and his Ph.D. in economics from the University of California at Los Angeles in 1978. Mr. Raisian is the Boyd and Jill Smith Senior Fellow of the Hoover Institution. From 1989 through 2015, he served as the Tad and Dianne Taube Director of the Hoover Institution. Mr. Raisian brings to the Board his knowledge of the asset management business and its operations, and leadership and analytical skills.

Richard Showalter has served as an independent director of the Sentinel retail funds since 2003. He served as the Sentinel retail funds’ lead independent director from 2005 through 2012. He has held the positions of treasurer and chief financial officer for companies within the Dartmouth-Hitchcock health care system. He has significant experience in accounting and financial matters. Mr. Showalter has served on the audit committee of the Sentinel retail funds since 2003 and is a designated "audit committee financial expert" of the Sentinel retail funds. Mr. Showalter has served as chair of the Sentinel retail funds’ audit committee since June 2012. He received his B.S. in accounting from the University of Massachusetts at Dartmouth.

Angela Vallot has served as an independent director of the Sentinel retail funds since 1996. She has served as chair of the Sentinel retail funds’ governance committee since January 1, 2013 and held this position previously from 2004 to 2009. Ms. Vallot has experience as a management consultant, and has advised Fortune 500 companies on a broad range of legal issues as an attorney in private practice. Ms. Vallot graduated from Mills College and holds a J.D. from Georgetown University Law School.

Current Trustees: William McMeekin has been a Trustee of the Trust since its formation in 2000. Mr. McMeekin, a local business leader, has executive experience in the financial services industry. He has a B.A. from Harvard University, majoring in Sociology and Psychology, and an MBA from Stetson University.

Michael Nobles has been a Trustee of the Trust since May 2013. Mr. Nobles is the President, Chief Executive Officer and Chief Operating Officer of Union Mutual of Vermont Companies (“Union Mutual”). He has also held finance and treasury positions with Union Mutual. Mr. Nobles has a B.S. degree in Accounting from the University of Vermont, with a concentration in Mathematics.

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Nancy Pope has been a Trustee of the Trust since 2007. She has held positions in the financial services industry, and has experience as a director or trustee of various corporate and non-profit entities. She has an undergraduate degree in mathematics from Cornell University, and has an MBA from the Tuck School of Business at Dartmouth College.

Mr. McMeekin, Mr. Nobles and Ms. Pope are each expected to resign upon the election of the Trustee Nominees.

The following tables list the Trustee nominees, executive officers of the Trust and current Trustees, and provide certain biographical and other information relating to the Independent Trustees, the Trustee nominees, the Trustee who is an Interested Person of the Trust and to the officers of the Trust. Officers of the Trust are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Independent Trustee Nominees

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Public Directorships During the Past Five Years
Gary Dunton (59) National Life Drive Montpelier, VT 05604	Trustee Nominee	Dunton Consulting (an insurance industry consulting firm) – Principal, since 2008; MBIA, Inc. – Chairman, President and Chief Executive Officer, from 2004 to 2008		None
Deborah G. Miller (65) National Life Drive Montpelier, VT 05604	Trustee Nominee	Enterprise Catalyst Group (a management consulting firm) – Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 to 2007		Libby Glass – Director, since 2003; Wittenberg University – Director, since 1998
John Pelletier (51) National Life Drive Montpelier, VT 05604	Trustee Nominee	Center for Financial Literacy at Champlain College – Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) – Principal, since 2009; Eaton Vance Corporation – Chief Legal Officer, from 2007 to 2008; Natixis Global Associates – Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004		None
John Raisian, Ph.D. (65) National Life Drive Montpelier, VT 05604	Trustee Nominee	Hoover Institution at Stanford University – Director and Senior Fellow, since 1986		None
Richard H. Showalter (67) National Life Drive Montpelier, VT 05604	Trustee Nominee	Dartmouth-Hitchcock – Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center – Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance – Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital -Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007		None

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Angela E. Vallot (58) National Life Drive Montpelier, VT 05604	Trustee Nominee	VallotKarp Consulting (a diversity and inclusion consulting firm) – President, since 2004; Colgate-Palmolive Company (a consumer products company) – Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) – Director of Diversity, from 1997 to 2001	None

Non-Independent Trustee/Trustee Nominee and Officers of the Trust

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Public Directorships During Past Five Years
Mehran Assadi (56) National Life Drive Montpelier, VT 05604	Chair and Trustee, since 2009	National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) – President and Chief Executive Officer, since 2009; President – Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009	5	None
Thomas H. Brownell (55) National Life Drive Montpelier, VT 05604	President, since 2013, Trustee Nominee	National Life – Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) – President and Chief Executive Officer, since 2013; Sentinel Financial Services, Inc. – President and Chief Executive Officer, since 2013; Sentinel Administrative Services, Inc. (“SASI”) – President and Chief Executive Officer, since 2013; Sentinel Group Funds, Inc. (“Sentinel Funds”) – President and Chief Executive Officer, since 2013		None
Thomas P. Malone (59) National Life Drive Montpelier, VT 05604	Vice President & Treasurer, since 2000	SASI – Vice President, since 2006; Sentinel Funds – Vice President and Treasurer, since 1997; Sentinel Administrative Services Company (“SASC”) – Vice President, from 1998 to 2006		N/A
John K. Landy (55) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI – Senior Vice President, since 2006; Sentinel Funds – Vice President, since 2003; SASC – Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004		N/A
Scott G. Wheeler (50) National Life Drive Montpelier, VT 05604	Assistant Vice President & Assistant Treasurer, since 2004	SASI – Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Funds – Assistant Vice President and Assistant Treasurer, since 1998; SASC – Assistant Vice President, from 1998 to 2006		N/A

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Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Public Directorships During Past Five Years
Lisa F. Muller (48) National Life Drive Montpelier, VT 05604	Secretary, since 2008	National Life – Counsel, since 2008; Sentinel Funds – Secretary, since 2008; State of Vermont, Department of Banking and Insurance – Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell – Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois – Law Clerk, from 2002 to 2004		N/A
Lindsay E. Staples (33) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009	National Life – Senior Securities Paralegal, since 2010; Sentinel Funds – Assistant Secretary, since 2010 and from 2007 to 2009; National Life – Senior Compliance Associate, from 2009 to 2010; National Life – Securities Paralegal, from 2007 to 2009; Holman Immigration – Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr – Paralegal, from 2004 to 2006		N/A
Gregory D. Teese (49) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since March 2016	Adviser; National Variable Annuity Account II; National Variable Life Insurance Account – Chief Compliance Officer, since March 2016; SGF – Chief Compliance Officer, since March 2016; Sentinel Financial Services Company(“SFSC”) – Chief Compliance Officer, since 2004; Vice President, since 1997; Equity Services, Inc. – Chief Compliance Officer, since 2004; Senior Vice President, since June 2009		N/A

Current Trustees

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Public Directorships During the Past Five Years
William D. McMeekin (69) National Life Drive Montpelier, VT 05604	Trustee, since 2000; Audit Committee Chair, since 2013	TD Banknorth, N.A. (formerly Banknorth Vermont) — Former Executive Vice President, Commercial Services — from 2005 to 2007; Senior Vice President & Senior Lending Officer, from 2001 to 2005; The Howard Bank — Community President, from 2000 to 2001	5	None
Michael W. Nobles (44) National Life Drive Montpelier, VT 05604	Trustee, since 2013	Union Mutual of Vermont Companies — President and Chief Executive Officer, since 2014; Chief Operating Officer and Treasurer, from 2013 to 2014; Senior Vice President, Chief Financial Officer and Treasurer, from 2011 to 2013; Vice President of Finance & Treasurer, from 2006 to 2011	5	None

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Nancy F. Pope (60) National Life Drive Montpelier, VT 05604	Trustee, since 2007	Northfield Savings Bank — Director (Chair), since 2013; Director, from 1995 to 2013; Spaulding High School Union District — Director, from 2008 to 2011; Governor’s Institute of Vermont —Trustee, from 2007 to 2008; Barre Town School District — Director (Chair), from 1995 to 2004; Aldrich Public Library — Trustee (Chair), since 2002 and from 1993 to 2000	5	None

Each of the Trustees oversees each of the five Funds that make up the Sentinel Variable Products Trust. Each Trustee serves until his or her successor is elected and qualified, until the meeting of the Board after he or she attains age 72 (unless otherwise agreed by a majority of the Trustees), or until his or her death, resignation, or removal, in each case as provided in the Funds’ Declaration of Trust or by statute.

As of the Record Date, the officers and Trustees of the Funds, as a group, owned less than 1% of each Fund’s outstanding shares and of the Trust’s outstanding shares.

Interested Persons. The Trust considers Mehran Assadi and Thomas Brownell to be “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act based on their positions with the parent company of the Adviser. As such, they may be deemed to control the Adviser.

Share Ownership. Because the Funds offer shares only to separate accounts of National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, Phoenix Life Insurance Company, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company and Symetra Life Insurance Company, none of the Trustees or officers of the Trust own any shares of any of the Funds. To the knowledge of the Trust, as of December 31, 2015, no Trustee, Trustee nominee or any member of their immediate families own any securities of the Adviser or the principal underwriter of the Funds, or other person (other an a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Funds.

Leadership Structure and Qualifications of Trustees

The Trust’s Board currently consists of four Trustees, three of whom are Independent Trustees. The Chairman of the Board is Mehran Assadi, who is an Interested Person of the Trust. Mr. Assadi is President and Chief Executive Officer of National Life Holding Company, the parent company of the Funds’ investment adviser. The Independent Trustees have determined that having Mr. Assadi as Chairman of the Board provides them with unique access to management, which enables them to better fulfill their role as fiduciaries for the Funds’ shareholders, particularly given the Funds’ availability through variable insurance products, including those offered by subsidiaries of National Life Holding Company. The Board does not have a lead independent trustee, and the Trustees have determined that, given their number,

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having such a trustee in that role is not necessary for efficient and effective communications between the Trustees and the Funds’ management.

The Trustees have determined that the Trust's leadership structure is appropriate for the circumstances of the Funds. Each Trustee nominee was selected for his or her individual characteristics and experience, which was determined to be appropriate in light of the nature of the Funds at the time the Trustee was selected.

Committee and Board Meetings. The Board has one standing committee, the Audit Committee, which is comprised solely of the Independent Trustees. The functions of the Audit Committee include: the engagement or discharge of the independent registered public accounting firm; review and evaluation of matters within the scope of the accountants' duties; review with the independent registered public accounting firm of the plan and results of the auditing engagement and the adequacy of the Trust's system of internal accounting controls; review of each professional service provided by the independent registered public accounting firm prior to the performance of such service; consideration of the range of audit and non-audit fees; and review of the independence of the independent registered public accounting firm. The Board has adopted a written charter for the Audit Committee of the Board. During the fiscal year ended December 31, 2015, the Audit Committee held four meetings.

During the Trust’s most recently completed fiscal year, the Board held four meetings, each of the Trustees then in office attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

The Board does not have a standing nominating committee. The Board views that it is appropriate for the Trust not to have such a committee because given the number of Trustees and the past stability of board membership, such a committee is not necessary to sourcing and selecting qualified candidates for membership on the Board. Solely the Independent Trustees participate in the consideration of Trustee nominees.

Risk Oversight

Day-to-day risk management of the Funds is the responsibility of the Adviser. The Board's role is one of oversight of the practices and processes of the Funds and their service providers. The Funds are subject to a number of risks, including investment, compliance and valuation risks. The Board considers risk management issues at its regular board meetings as part of its general oversight responsibilities through reports that address certain investment, valuation and compliance issues. In addition, the Trustees exercise oversight of fund risk through the Audit Committee, which considers risks relating to financial reporting and controls.

With respect to investment risk, the Board receives regular written reports from the Funds’ portfolio managers describing and analyzing the investment performance of the Funds. In addition, the Board meets regularly with the Chief Executive Officer of the Adviser to discuss Fund performance and investment risk.

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With respect to compliance risk, pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer of the Funds, who is responsible for the implementation and testing of the Funds' compliance program. The Chief Compliance Officer is an active participant in the Funds' operations. The Chief Compliance Officer provides the Trustees with quarterly reports on compliance matters, including an annual written report summarizing his review and assessment of the adequacy of the Funds’ compliance program and of the compliance programs of the Funds' service providers. In addition, the Chief Compliance Officer provides the Board with a written compliance risk identification and assessment report annually.

The Independent Trustees also meet at least annually with the Chief Compliance Officer in an executive session, without representatives from management.

With respect to valuation risk, the Board receives regular written reports from the Funds' fund administration and accounting personnel describing the number of securities that were fair valued in a particular portfolio, the reasons for the fair valuation and the process used to arrive at the fair value. The Audit Committee reviews the valuation procedures and pricing results with the Funds’ auditors each year in connection with the review of the results of the audit of each Fund’s year end financial statements.

The Board appoints the officers of the Trust, who run the day-to-day operations of the Funds under the Board's supervision. The Board oversees fund risk through their oversight of the Funds' officers, who are elected (or re-elected, as the case may be) by the Trustees each year.

Trustee Compensation

Except for D. Russell Morgan, Chief Compliance Officer prior to March 10, 2016, and Mr. Teese, the officers and trustees of the Trust who are employees of National Life or its subsidiaries do not receive any compensation from the Trust. Currently, the Trust pays to each Trustee who is not an affiliate of the Adviser a fee of $2,500 for each regular quarterly meeting of the Board attended by the Trustee and a fee of $1,250 for attendance at any special meeting of the Board attended by the Trustee, in addition to an annual retainer of $20,000, paid quarterly. It is anticipated that aggregate annual fees paid to Trustees of the Trust will decrease following the election of the Trustee nominees. It is expected that the Board will have four regular quarterly meetings and one special meeting each year. The Trust also reimburses Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

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The following table sets forth compensation for the fiscal year ended December 31, 2015 paid by the Trust to its Trustees and Officers:

Name	Aggregate Compensation From The Trust ($)	Pension or Retirement Benefits Accrued as Part of Fund Expense	Total Compensation From The Trust and Fund Complex (1) ($)
Current Independent Trustees

William D. McMeekin	$31, 250	$0	$31,250

Michael W. Nobles	$31, 250	$0	$31,250

Nancy F. Pope	$31, 250	$0	$31,250

Interested Current Trustee

Mehran Assadi	$0	$0	$0

Chief Compliance Officer

D. Russell Morgan(2)	$9,292	$0	$184,733

Gregory D. Teese(3)	$0	$0	$0

(1)	The Fund Complex includes the Trust and Sentinel Group Funds, Inc.
(2)	Mr. Morgan was also reimbursed certain out-of-pocket business expenses. Mr. Morgan retired as the Chief Compliance Officer effective March 10, 2016.
(3)	Mr. Teese became the Chief Compliance Officer effective March 10, 2016.

The Funds do not have a retirement plan for the Trustees.

The Board of the Trust recommends that the shareholders of the Trust vote FOR the election of all of the Trustee nominees.

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required vote

The election of a Trustee requires a plurality vote of votes cast by the holders of shares of all of the Funds, voting together as a single class, present in person or represented by proxy at the Meeting, provided a quorum is present. The presence in person or by proxy of shareholders of the Trust entitled to cast at least thirty percent (30%) of the votes entitled to be cast at the Meeting constitutes a quorum. This means the eight nominees with the most votes will be elected. Therefore, we anticipate that all nominees will be elected.

As the legal owner of the shares of the Funds that comprise the Trust, the Insurance Company Entities have the right to vote upon any matter that may be voted upon at the Meeting. The Insurance Company Entities will vote Fund shares in accordance with the instructions of policy- and contract-owners and will vote Fund shares held in each sub-account for which policy- and contract-owners do not send timely instructions in the same proportion (for, against or abstain) as those shares in that sub-account for which instructions are received. The effect of proportional voting is that if a large number of policy- and contract-owners fail to give voting instructions, a small number of policy- and contract-owners may determine the outcome of the vote.

The number of shares held in each sub-account attributable to a policy or contract for which the policy- or contract-owner may provide voting instructions was calculated by dividing the policy’s or contract’s value in that sub-account as of the Record Date by the net asset value per share of the corresponding Fund as of the Record Date. For each share of a Fund in which policy- and contract-owners have no interest, including any shares held in an Insurance Company Entity’s general account, the Insurance Company Entity will cast votes, for or against any matter, in the same proportion as votes cast by policy- and contract-owners providing voting instructions.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies FOR all the Trustee nominees. Shareholders may vote FOR or WITHHOLD their vote for the nominees. If you return your proxy card and give no voting instructions, your shares will be voted FOR all of the nominees. WITHHOLD votes are counted as present for purposes of determining a quorum.

SECURITY OWNERSHIP

To the knowledge of the management of the Trust, there are no persons who would be considered beneficial owners of more than 5% of the outstanding shares of the Trust or any Fund. The following shareholders of record owned more than 5% of the outstanding shares of the Trust, or any Fund.

Fund	Name and Address of Record Owner	Shares Owned at April 1, 2016	Percentage Ownership April 1, 2016
Balanced	National Life Insurance Co. One National Life Drive Montpelier VT 05604-0001	1,032,942.816	83.58%

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	Phoenix Life Insurance Co 15 Tech Valley Dr E Greenbush NY 12061-4137	202,979.629	16.42%

Bond	Great-West Life & Annuity Ins Co 8515 E Orchard rd 2T2 F	1,399,230.264	24.18%
	Greenwood Village CO 80111-5002

	National Life Insurance Co	1,556,018.467	9.00%
	One National Life Drive Montpelier VT 05604-0001

	Phoenix Life Insurance Co 15 Tech Valley Dr E Greenbush NY 12061-4137	2,822,791.443	48.78%

Small Company	Great-West Life & Annuity Ins Co 8515 E Orchard rd 2T2 F Greenwood Village CO 80111-5002	255,803.980	6.55%

	National Life Insurance Co One National Life Drive Montpelier VT 05604-0001	2,350,841.544	60.23%

	Phoenix Life Insurance Co 15 Tech Valley Dr E Greenbush NY 12061-4137	1,296,776.138	33.22%

Mid Cap	National Life Insurance Co One National Life Drive Montpelier VT 05604-0001	1,105,028.888	82.85%

	Phoenix Life Insurance Co 15 Tech Valley Dr E Greenbush NY 12061-4137	228,817.061	17.15%

Common Stock	Great-West Life & Annuity Ins Co 8515 E Orchard rd 2T2 F Greenwood Village CO 80111-5002	553,639.744	5.58%

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National Life Insurance Co One National Life Drive Montpelier VT 05604-0001	2,906,946.218	29.32%

Phoenix Life Insurance Co 15 Tech Valley Dr E Greenbush NY 12061-4137	6,443,637.191	64.99%

ADDITIONAL INFORMATION

Other Matters

The Board knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) serves as the independent registered accounting firm for each Fund. PwC has informed the Funds that it has no material direct or indirect financial interest in the Funds.

The following table sets forth the aggregate fees paid to PwC for the Funds’ two most recently completed fiscal years for professional services rendered for: (i) the audit of the Funds’ annual financial statements included in the Trust’s reports to shareholders; (ii) all other audit-related services provided to the Funds; and (iii) all other non-audit services provided to the Funds, the Adviser and entities controlling, controlled by or under common control with the Adviser that provide services to the Funds. For the Funds’ most recent fiscal year, PwC did not render any professional services for financial information systems design and implementation services to the Funds, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Funds.

The Audit Committee has determined that the provision of audit-related services and the provision of non-audit services are compatible with maintaining the independence of PwC.

One or more representatives of PwC are expected to be available at the Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from shareholders.

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AUDIT FEES		AUDIT-RELATED FEES[1]		TAX FEES[2]		ALL OTHER FEES[3]		TOTAL
Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14
$93,312	$86,400	$2,000	$2,000	$24,080	$23,000	$0	$0	$119,932	$111,400

1 Audit-related fees consist of aggregate fees filled for assurance and related services that are reasonably related to the performance of the audit and review of the Funds’ financial statements.

2 Tax fees consist of aggregate fees for tax services including the review of the Funds’ tax returns and responding to general tax questions.

3 All other fees consist of the aggregate fees billed for products and services provided by PwC other than audit, audit-related and tax services.

All of the work in connection with the audit of the Funds’ financial statements was performed by full-time employees of PwC.

Except as disclosed under “Audit-Related Fees”, there were no non-audit fees billed by PwC for services rendered to the Trust, and rendered to the Funds’ Adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for each of the Trust’s last two fiscal years.

Audit Committee Pre-Approval Policy. The policy of the Trust’s Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Trust by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Trust by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Adviser (and any entity controlling, controlled by or under common control with the Adviser) if the engagement relates directly to the operations and financial reporting of the Trust.

100% of the services described above were approved by the Audit Committee.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Shareholder Communications

Shareholders may send written communications to the Board or to an individual Trustee by mailing such correspondence to the Trustee or Trustees at One National Life Drive, Montpelier, VT 05604. Such communications must be signed by the shareholder and identify the Fund and number of shares held by the shareholder. Properly submitted shareholder

26

communications will be forwarded to the entire Board or to the individual Trustee, as applicable. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Shareholder Proposals” herein.

Trustee Attendance at Shareholder Meetings

The Trust has no formal policy regarding Trustee attendance at shareholder meetings.

Shareholder Meetings

The Trust is not required by its Declaration of Trust to hold an annual meeting of shareholders. However, the Trust would be required to call special meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and investment advisory arrangements, of new distribution arrangements or of a change in the fundamental policies, objectives or restrictions of any of the Funds of the Trust. The Trust is also required to hold a shareholder meeting to elect new Trustees at such time as less than two-thirds of the Trustees holding office have been elected by shareholders. The Declaration of Trust requires that a special meeting of shareholders be held upon the written request of shareholders entitled to cast at least ten percent (10%) of all the votes entitled to be cast at such meeting, provided that: (a) such request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at such meeting; and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Shareholder Proposals

Shareholders of the Trust wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Trustees’ solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Trust may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Trust a reasonable period of time before the Trustees’ solicitation relating to such meeting is made. Written proposals with regard to the Trust should be sent to the Secretary of the Trust, One National Life Drive, Montpelier, Vermont 05604.

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PO BOX 55909, Boston MA 02205-5909

Your Proxy Vote is Important!

Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/sentinel. Follow the on-line instructions. If you vote by internet, you do not have to return your voting instruction card.

Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card.

Vote by Mail

Complete, sign and date your voting instruction card and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5908

VOTING INSTRUCTION	VOTING INSTRUCTION

SENTINEL VARIABLE PRODUCTS TRUST

Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund

Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund

Sentinel Variable Products Small Company Fund

SPECIAL MEETING OF SHAREHOLDERS ON MAY 23, 2016

This proxy is being solicited by the Board of Trustees of the Trust.

The undersigned, revoking any previously executed voting instruction Cards, hereby directs the Insurance Company to vote all shares of the Trust in which the undersigned had an interest as a contract owner, at the Special Meeting (“Meeting”) of Shareholders of the above-listed funds (“Funds”), each a series of Sentinel Variable Products Trust (“Trust”), to be held on May 23, 2016, at 10:00 a.m. (Eastern time), at the offices of Sentinel Asset Management, Inc., One National Life Drive, Montpelier, Vermont 05604, and at any adjournments or postponements thereof. Receipt of the related Proxy Statement/Prospectus and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

If you fail to return this voting instruction Card, depending on your Separate Account, the Insurance Company will vote shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the election of each of the Trustee Nominees.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing the card as attorney-in-fact, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations. Please indicate signor's office.

Signature and Title, if applicable

Signature (if held jointly)

Date

SVP16 - VIC - V1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 23, 2016: This Notice, Proxy Statement and the Funds’ most recent Annual Report to shareholders are available on the internet at www.2voteproxy.com/Sentinel.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

The Board of Trustees recommends that you vote FOR the election of each of the nominees in the Proposal.

PROPOSAL: TO ELECT EIGHT INDIVIDUALS TO THE BOARD OF TRUSTEES	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT*

(01)	Mehran Assadi	(05)	John Pelletier	☐	☐	☐
(02)	Thomas H. Brownell	(06)	John Raisian
(03)	Gary Dunton	(07)	Richard H. Showalter, Jr.
(04)	Deborah Miller	(08)	Angela E. Vallot

* To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) in the box below:

YOUR VOTE IS IMPORTANT!

PLEASE SIGN, DATE, AND RETURN YOUR VOTING INSTRUCTION CARD TODAY.

SVPT16 - VIC - V1

PO BOX 55909, Boston MA 02205-5909

Your Proxy Vote is Important!

Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/sentinel. Follow the on-line instructions. If you vote by internet, you do not have to return your voting instruction card.

Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card.

Vote by Mail

Complete, sign and date your voting instruction card and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5908

SENTINEL VARIABLE PRODUCTS TRUST

Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund

Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund

Sentinel Variable Products Small Company Fund

SPECIAL MEETING OF SHAREHOLDERS ON MAY 23, 2016

This proxy is being solicited by the Board of Trustees of the Trust.

The undersigned shareholder hereby appoints John K. Landy and Lisa F. Muller, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting (“Meeting”) of Shareholders of the above-listed funds (“Funds”), each a series of Sentinel Variable Products Trust (“Trust”), to be held on May 23, 2016, at 10:00 a.m. (Eastern time), at the offices of Sentinel Asset Management, Inc., One National Life Drive, Montpelier, Vermont 05604, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Special Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement/ Prospectus, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for Director in the proposal.

By signing and dating below, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the election of each of the Trustee Nominees and to use their discretion to vote for any procedural matter relating to the Proposal as may properly come before the Special Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Signature

Co-Owner Signature, if held jointly

Dated

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 23, 2016: This Notice, Proxy Statement and the Funds’ most recent Annual Report to shareholders are available on the internet at www.2voteproxy.com/Sentinel.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

The Board of Trustees recommends that you vote FOR the election of each of the nominees in the Proposal.

PROPOSAL: TO ELECT EIGHT INDIVIDUALS TO THE BOARD OF TRUSTEES	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT*

(01)	Mehran Assadi	(05)	John Pelletier	☐	☐	☐
(02)	Thomas H. Brownell	(06)	John Raisian
(03)	Gary Dunton	(07)	Richard H. Showalter, Jr.
(04)	Deborah Miller	(08)	Angela E. Vallot

* To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) in the box below:

YOUR VOTE IS IMPORTANT!

PLEASE SIGN, DATE, AND RETURN YOUR VOTING INSTRUCTION CARD TODAY.

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